Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Jacinta Sit, President of Oxford Technologies, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report of the Company on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Jacinta Sit
Jacinta Sit, President
(Principal Executive Officer and Principal Financial Officer)

May 20, 2009